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                       SECURITIES AND EXCHANGE COMMISSION
                         _______________________________

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
                                 _______________


    Date  of  Report  (Date  of  earliest  event  reported):   April 29, 2002
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                       Go  Online  Networks  Corporation
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          (Exact  name  of  registrant  as  specified  in  its  charter)

                                   Delaware
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                (State  or  other  jurisdiction  of  incorporation)

             O-23845                                        33-0873993
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    (Commission File Number)                   (IRS Employer Identification No.)

                9800 Eton Avenue, Chatsworth, CA 91311
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                  (Address of principal executive offices)   (Zip  Code)

                               (818) 718-7500
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           Registrant's  telephone  number,  including  area  code:

                               Not applicable
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                     (Former  name,  address  and  telephone  number)

ITEM  5.     OTHER EVENTS AND REGULATION FD DISCLOSURE

Go Online Networks Corporation has moved its business and primary mailing address to 9800 Eton Avenue, Chatsworth, CA 91311. The move results in substantial savings in leasehold obligations which will be more fully detailed in Go Online's next quarterly report.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:     February 9, 2004       GO ONLINE NETWORKS CORPORATION



                                   By: /s/ Joseph M. Naughton
                                   Joseph M. Naughton
                                   President